Exhibit 10.1

VERTEX ENERGY, INC.

AND

THE PURCHASERS NAMED HEREIN

____________________________________________________________

COMMON STOCK PURCHASE AGREEMENT

____________________________________________________________

June 5, 2014

VERTEX ENERGY, INC.
COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is made as of June 5, 2014 by and between Vertex Energy, Inc., a Nevada corporation with its principal office at 1331 Gemini Street, Suite 250, Houston, Texas 77058 (the “Company”), and those purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”).

Recitals

A.           The Company has authorized the sale and issuance (the “Offering”) of up to 2,200,000 shares (the “Shares”) of the common stock of the Company, $0.001 par value per share (the “Common Stock”).

B.            Pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506(b) promulgated thereunder, the Company desires to sell to the Purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Company that aggregate number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A, on the terms and subject to the conditions set forth in this Agreement.

Terms and Conditions

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.           Purchase of the Shares.

1.1           Agreement to Sell and Purchase. At the Closing (as hereinafter defined), the Company will issue and sell to each of the Purchasers, and each Purchaser will, severally and not jointly, purchase from the Company, the number of Shares set forth opposite such Purchaser’s name on Exhibit A for an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A (the “Purchase Price”).

1.2           Placement Agent Fee.  The Purchasers acknowledge that the Company intends to pay to Craig-Hallum Capital Group LLC, in its capacity as the placement agent for the Offering (the “Placement Agent”), a fee in respect of the sale of the Shares to any Purchaser.  The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions, or other payments owing by the Company to the Placement Agent or any other persons from or acting on behalf of the Company hereunder.

1.3           Closing; Closing Date.  The completion of the sale and purchase of the Shares (the “Closing”) shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Closing Date”), at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401 or at such other time and place as the Company and Purchasers may agree.

1.4           Delivery of the Shares.  At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a stock certificate or certificates, in such denominations and registered in such names as such Purchaser may designate by notice to the Company, representing the Shares, dated as of the Closing Date (each a “Certificate”), against payment of the purchase price therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and the Company.

2.           Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser:

2.1           Authorization.  This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

2.2           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”) or the rules of the Principal Market.  No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D or any filings required to be made under state securities laws.

2.3           Organization, Good Standing and Qualification.  Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Company SEC Documents (as defined below), and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

2.4           SEC Filings; Financial Statements.  As used herein, the “Company SEC Documents” means all reports, schedules, forms, statements and other documents filed or furnished, as applicable, by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since December 31, 2012, including the exhibits thereto and documents incorporated by reference therein. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of the Company SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.  The consolidated financial statements contained in the Company SEC Documents:  (i) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iii) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in stockholders’ equity of the Company and its subsidiaries for the periods covered thereby.  There is no transaction, arrangement, or other relationship between the Company (or any of its subsidiaries) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed.  Except as set forth in the Company SEC Documents filed prior to the date hereof, subsequent to March 31, 2014, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of equity compensation awards under the Company’s equity compensation plans or shares upon the exercise of outstanding options or warrants or upon the conversion of outstanding shares of convertible preferred stock), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company (other than issuances of equity compensation awards under the Company’s equity compensation plans) or any of its subsidiaries, or any material adverse change in the condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

2.5           Capitalization.  The authorized capital stock of the Company consists of (i) 750,000,000 shares of Common Stock, of which (A) 22,581,240 shares were issued and outstanding as of the date of this Agreement, and (B) 3,474,589 shares were reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities as of the date of this Agreement; and (ii) 50,000,000 shares of preferred stock, 5,000,000 of which have been designated Series A Preferred Stock (the “Series A Stock”) and 2,000,000 of which have been designated Series B Preferred Stock (the “Series B Stock”).   As of the date of this Agreement, (x) 725,005 shares of Series A Stock are issued and outstanding; (y) no shares of Series B Stock are issued or outstanding; and (z) no shares of Series A Stock or Series B Stock are reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing, and the holders thereof are not subject to personal liability by reason of being such holders.  The Shares which may be sold by the Company in the Offering have been duly authorized and, when issued, delivered and paid as provided for herein, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability to the Company or its stockholders by reason of being such holders; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein.  There are no preemptive rights, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound.  All of the issued and outstanding shares of capital stock of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Company SEC Documents, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.  Except as described in the Company SEC Documents, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiaries of the Company any shares of the capital stock of the Company or any subsidiaries of the Company (other than issuances of equity compensation awards under the Company’s equity compensation plans).  The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Company SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.  There are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Shares.

2.6           Ownership of Other Entities. Other than the subsidiaries of the Company listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Vertex Energy, Inc., an Oklahoma corporation, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

2.7           Offering.  Assuming the accuracy of the representations of the Purchasers in Section 3.3 of this Agreement, on the Closing Date, the offer, issue and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchasers.  Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.  The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Principal Market.

2.8           Litigation.  Except as set forth in the Company SEC Documents, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company, any employee benefit plan sponsored by the Company or any property or assets owned or leased by the Company before or by any court or Governmental Authority, or any arbitrator, which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Shares.  There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company, any employee plan sponsored by the Company or any property or assets owned or leased by the Company, that are required to be described in the Company SEC Documents by the Securities Exchange Act of 1934 (the “Exchange Act”) or by the rules and regulations thereunder and that have not been so described.

2.9           Compliance.  The Company and its subsidiaries hold, and are operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of their business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries have received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and its subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

2.10         Ownership of Assets. The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Company SEC Documents as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are immaterial to the Company or described in the Company SEC Documents or the exhibits thereto.  The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or any of its subsidiaries.

2.11         Intellectual Property. The Company and its subsidiaries own, possess, have a valid license to or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and its subsidiaries’ business as now conducted or as described in the Company SEC Documents to be conducted.  Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation  by third parties of any such Intellectual Property; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and any of its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and any of its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company nor any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Effect.  “Intellectual Property” means all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

2.12         No Violations or Defaults. Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

2.13         Taxes. The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any material taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or its subsidiaries is contesting in good faith.  There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Company SEC Documents.

2.14         Exchange Listing and Exchange Act Registration.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for listing on the Nasdaq Capital

Market (the “Principal Market”) and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Market nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the Principal Market for maintenance of inclusion of the Common Stock thereon.

2.15         Internal Controls.  The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Company SEC Documents, the Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company and its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

2.16         No Brokers. Except for any fees payable to the Placement Agent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

2.17         Insurance.  The Company carries, or is covered by, insurance from insurers with appropriately rated claims paying abilities in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries have been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

2.18         Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

2.19         Form S-3 Eligibility.  The Company will be eligible to register the Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act on or before the required filing date for the S-3 Registration Statement (as defined in Section 6.1(a) below).

2.20         Sarbanes-Oxley Act.  The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

2.21         Disclosure Controls.  The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Company SEC Documents.

2.22         Anti-Bribery and Anti-Money Laundering Laws.  Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws:  (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other law, rule or regulation of similar purposes and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the  foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.

2.23         OFAC.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

2.24         Affiliate Transactions.  To the Company’s knowledge, no transaction has occurred between or among the Company and any of its subsidiaries, on the one hand, and any of the Company’s officers, directors or 5% stockholders or any affiliate or affiliates of any such officer, director or 5% stockholders that is required to be described that is not so described in the Company SEC Documents.  The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

2.25         Compliance with Environmental Laws.  Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any

Environmental Laws, which violation, contamination,  liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.  Neither the Company nor any of its subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

2.26         Compliance with Occupational Laws.  The Company and its subsidiaries (A) are in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) have received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) are in compliance, in all material respects, with all terms and conditions of such permit, license or approval.  No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

2.27         ERISA and Employee Benefits Matters.  (i) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan.  At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA.  No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law.  Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law.  Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (ii) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefore have been established on the accounting statements of the applicable Company or its subsidiaries; (iii) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees.  As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or any of its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the

Company or any of its subsidiaries or (B) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

2.28         Labor Matters.  No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

2.29         Restrictions on Subsidiary Payments.  None of the subsidiaries of the Company are currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiaries of the Company.

2.30         Statistical Information.  Any third-party statistical and market-related data included in the Company SEC Documents are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

2.31         Forward-looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) made publicly available by the Company or any of its officers or directors since January 1, 2013 has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.32         Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

2.33         No Knowledge of Breach.  To the Company’s knowledge, (i) all of the representations and warranties of each of Omega Refining, LLC and Bango Refining NV, LLC (each a “Seller” and collectively the “Sellers”) and Omega Holdings LLC (“Equity Owner”) in the APA were true and correct when made, (ii) since the date of the APA, there has been no incident, condition, change, effect or circumstance causing or constituting a breach of any of representations or warranties of any Seller or Equity Owner in the APA had such representation or warranty been made on the date of such incident, condition, change, effect or circumstance or the date of its discovery, and (iii) each Seller and Equity Owner has complied in all material respects with their covenants and agreements in the APA.  All of the representations and warranties of the Company and each of its affiliates party to the APA were true and correct when made.  Since the date of the APA, there has been no incident, condition, change, effect or circumstance causing or constituting a breach of any of representations or warranties of the Company or any of its affiliates party to the APA in the APA had such representation or warranty been made on the date of such incident, condition, change, effect or circumstance or the date of its discovery.  The Company and each of its affiliates party to the APA has complied in all material respects with their covenants and agreements in the APA.  “APA” means the Asset Purchase Agreement, dated March 17, 2014, by and between the Company, the Sellers, Equity Owner and the other parties thereto, as amended as of the date hereof.

2.34         No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

2.35         Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Shares and any Purchaser’s ownership of the Shares.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

2.36         No Manipulation; Disclosure of Information.  The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.  The Company confirms that, with the exception of the proposed sale of the Shares as contemplated herein, neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information.  The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company.  All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.37         Certain Acknowledgements.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.7 and 6.11 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales (as defined below) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Shares are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach hereof.

2.38         No Additional Agreements.  Other than with respect to closing mechanics, the Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser or other person to purchase Shares on terms more favorable to such person than as set forth herein.

2.39         No “Bad Actor” Disqualification.  The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

3.           Representations and Warranties of the Purchasers.  Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

3.1           Legal Power. If the Purchaser is a corporation, limited partnership, or limited liability company, such Purchaser is validly existing and has all requisite corporate, partnership, or limited liability company power and authority to invest in the Shares pursuant to this Agreement. The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.  All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

3.2           Due Execution.  This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Purchaser, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

3.3           Investment Representations.  In connection with the sale and issuance of the Shares, the Purchaser, for itself and no other Purchaser, makes the following representations:

(a)           Investment for Own Account.  The Purchaser is acquiring the Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Shares for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

(b)           Transfer Restrictions; Legends.  The Purchaser understands that (i) the Shares have not been registered under the Securities Act; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Shares may be held by the Purchaser indefinitely, and that the Purchaser may, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Shares will be endorsed with the following legend until the earlier of (1) the date the Shares have been registered for resale by the Purchaser or (2) the date the Shares are eligible for sale under Rule 144 under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND

RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) the Company will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) until the applicable date set forth in clause (iii) above unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Shares pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured Shares to the pledgees or secured parties.  Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge.  No notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

Certificates evidencing the Shares shall not contain any legend (including the legend set forth in this Section): (i) upon the effectiveness of a registration statement (including the Registration Statement) covering the Shares, or (ii) following a sale of such Shares pursuant to Rule 144, or (iii) while such Shares are eligible for sale under Rule 144, if such Shares have been held for one year or more pursuant to the requirements of Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC).  Following such time as restrictive legends are not required to be placed on certificates representing Shares, the Company will, no later than three business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares containing a restrictive legend and such other documentation and representations as the Company, its legal counsel or Transfer Agent may reasonably request to confirm compliance with the preceding sentence as applicable (provided, however, that neither the Company nor its legal counsel will require a legal opinion in connection with any sale pursuant to Rule 144), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends.  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Shares if required by the Company’s transfer agent to effect the removal of the legend hereunder.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system.  The Company will pay all fees and expenses of its transfer agent and the Depository Trust Company in connection with the removal of legends pursuant to this Section 3.2(b).

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 3.2(b) is predicated upon the Company’s reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(c)           Financial Sophistication; Due Diligence.  The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement.  Such Purchaser has, in connection with its decision to purchase the Shares, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents.  Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision. Such Purchaser acknowledges access to the Company SEC Documents.

 (d)           Accredited Investor Status.  The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

 (e)           Residency. The Purchaser is organized under the laws of the jurisdiction set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Purchaser’s name on the signature page attached hereto.

             (f)           General Solicitation.  The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement.  Prior to the time that the Purchaser was first contacted by the Company or the Placement Agent such Purchaser had a pre-existing and substantial relationship with the Company or the Placement Agent.

3.4           No Investment, Tax or Legal Advice.  Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

3.5           Additional Acknowledgement.  Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.  Each Purchaser acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Shares by the Company, that the information and data provided to the Purchaser in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material.  Each Purchaser acknowledges that it has not taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

3.6           Limited Ownership.  The purchase of the Shares issuable to each Purchaser at the Closing will not result in such Purchaser (individually or together with any other person or entity with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.  Such Purchaser does not presently intend to, along or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other persons or entities have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.

3.7           Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including short sales as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

4.           Conditions to Closing.

4.1           Conditions to Obligations of Purchasers at Closing.  Each Purchaser’s obligation to purchase the Shares at the Closing is subject to the fulfillment to that Purchaser’s reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by the Purchaser:

(a)           Representations and Warranties True; Performance of Obligations.  The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchasers.

(b)           Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Purchaser, and counsel to the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have delivered (or caused to have been delivered) to each Purchaser, the certificates required by this Agreement.

(c)            Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)            Execution of Agreements.  The Company shall have executed this Agreement and have delivered this Agreement to the Purchasers.

(e)            Secretary’s Certificate.  The Company shall have delivered to the Purchasers a certificate of the Secretary of the Company certifying as to (i) the truth and accuracy of the resolutions of the board of directors relating to the transaction contemplated hereby (a copy of which shall be included with such certificate) and (ii) the current versions of the Company’s charter and bylaws.

(f)            Trading and Listing.  Trading and listing of the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market. The Company will comply with all of the requirements of the Financial Industry Regulatory Authority, Inc. and the Principal Market with respect to the issuance of the Shares.

(g)            Blue Sky.  The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Shares.

(h)            Material Adverse Change.  Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.

(i)            Opinion.  The Company shall have delivered to Purchasers the opinion of The Loev Law Firm, PC, counsel to the Company, dated as of the Closing Date in substantially the form attached hereto as Exhibit B.

(j)            Lock-Up Agreements.  The Placement Agent shall have received all of the Lock-Up Agreements referenced in Section 5.6.

4.2           Conditions to Obligations of the Company.  The Company’s obligation to issue and sell the Shares at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)           Representations and Warranties True. The representations and warranties made by the Purchasers in Section 3 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)           Performance of Obligations.  The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing.  The Purchasers shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.

(c)            Qualifications, Legal Investment.  All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing.  No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.  At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.  No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)            Execution of Agreements.  The Purchasers shall have executed this Agreement and delivered this Agreement to the Company.

5.           Additional Covenants.

5.1           Reporting Status.  With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to use commercially reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act.  The Company will otherwise take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Shares without registration under the Securities Act or any successor rule or regulation adopted by the SEC.  If, at any time during the period commencing from the six-month anniversary of the date hereof and ending at such time that all Registrable Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (the “144 Sale Date”), the Company fails to satisfy the current public information requirement of Rule 144(c) under the Securities Act, then the Company shall, on the business day immediately following such failure and each 30th day thereafter until the 144 Sale Date, make a payment to the Purchasers as partial liquidated damages for such failure equal to 1% of the Purchase Price paid for the Shares then owned by the Purchasers.  Payments pursuant to this Section 5.1 will be prorated on a daily basis during each 30-day period and will be paid to the Purchasers by wire transfer or check within five business days after the earlier of (i) the end of each 30-day period following such failure to satisfy the current public information requirement or (ii) the 144 Sale Date.  If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

5.2           Listing.  So long as a Purchaser owns any of the Shares, the Company will use commercially reasonable efforts to maintain the listing of its Common Stock, including the Shares, on the Principal Market or an alternative listing on the New York Stock Exchange or the NYSE MKT, or any successor market, as applicable, and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such exchanges, as applicable.

5.3           Adjustments in Share Numbers and Prices.   In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or price per share shall be amended appropriately to account for such event.

5.4           [Intentionally omitted]

5.5           Non-Public Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.  Furthermore, if the Company has disclosed any material non-public information to the Purchase, the Purchase has no duty to keep such information confidential following the public announcement of this transaction.

5.6           Restrictions on Future Transactions.  The Company will not, from the date of this Agreement through the date that is 30 days after the date the Registration Statement (as defined below)

becomes effective (the “Lock-Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (1) pursuant to this Agreement, (2) pursuant to employee stock option or equity plans as existing on the date of this Agreement and filed as an exhibit to or incorporated by reference in the Company SEC Documents, (3) upon the exercise of warrants or the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and filed as an exhibit to or incorporated by reference in or described or referenced in the Company SEC Documents in accordance with the terms of such securities as of the date hereof, or (4) pursuant to the terms of the APA.  The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.  Except to the extent necessary to comply with the Company’s obligations hereunder or under the APA, the Company will not file any registration statement during the Lock-Up Period.  The Company will not register any securities other than the Registrable Securities on the Registration Statement (as defined below) other than any shares it is required to register pursuant to the APA.  The Company has caused to be delivered to the Placement Agent prior to the date of this Agreement a letter, in the form of Exhibit D hereto (the “Lock-Up Agreement”), from each of the Company’s directors and officers other than Christopher Stratton.  The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

6.           Registration Rights.

6.1           Registration Procedures and Expenses.

(a)   The Company shall prepare and file with the SEC, as promptly as reasonably practicable following Closing, but in no event later than 30 days following Closing, a registration statement on Form S-3 (or any successor to Form S-3), covering the resale of the Registrable Securities (as defined below) (the “S-3 Registration Statement”) and as soon as reasonably practicable thereafter, but in no event later than 90 days following Closing (120 days following Closing in the event of a “full review” of the Registration Statement by the SEC) (the “Required Effective Date”), effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Purchasers.  For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Shares.  In the event that Form S-3 (or any successor form) is or becomes unavailable to register the resale of the Registrable Securities at any time prior to the expiration of the Purchasers’ registration rights pursuant to Section 6.1(b)(i), the Company shall prepare and file with the SEC, as promptly as reasonably practicable following the date that Form S-3 is no longer available to register the Registrable Securities (or unsold portion thereof) a registration statement on Form S-1 (or any successor to Form S-1) covering the resale of the Registrable Securities (the “S-1 Registration Statement” and collectively the S-3 Registration Statement, the “Registration Statement”) and as soon as reasonably practicable thereafter to effect registration of the Registrable Securities (or any unsold portion thereof) and any related qualification or compliance with respect to all Registrable Securities held by the Purchasers.  If the Registration Statement has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the business day immediately following the Required Effective Date and each 30th day thereafter, make a payment to the Purchasers as partial liquidated damages for such delay (together, the “Late Registration Payments”) equal to 1% of the Purchase Price paid for the Shares then owned by the Purchasers until the Registration Statement is declared effective by the SEC.  Late Registration Payments will be prorated on a daily basis during each 30-day period and will be paid to the Purchasers by wire transfer or check within five business days after the earlier of (i) the end of each 30-day period following the Required Effective Date or (ii) the effective date of the Registration Statement.  If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  “Business day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States.

(b)   The Company shall use its commercially reasonable best efforts to:

(i)  prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof (the “Prospectus”) used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by a Purchaser for a period ending on the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144.  At such time the Company is no longer required to keep the Registration Statement current and effective for the Registrable Securities held by a Purchaser (the “Registration Statement Termination Date”), that Purchaser will no longer accrue any additional liquidated damages payments pursuant to Sections 6.1(a) or 6.2(c); however, the Company shall still be obligated to make all payments under Sections 6.1(a) or 6.2(c) that were not made prior to the Registration Statement Termination Date for that Purchaser.  The Company shall notify each Purchaser promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise each Purchaser that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)  furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(iii)  make any necessary blue sky filings;

(iv)  pay the expenses incurred by the Company and the Purchasers in complying with Section 6, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchasers);

(v)  advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(vi)  with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(c)   The Company shall not less than three (3) business days prior to the filing of a Registration Statement and not less than one (1) business day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), furnish to the Purchaser copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Purchaser (it being acknowledged and agreed that if a Purchaser does not object to or comment on the aforementioned documents within such three (3) business day or one (1) business day period, as the case may be, then the Purchaser shall be deemed to have consented to and approved the use of such documents).  The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Purchaser reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) business day or one (1) business day period described above, as applicable.

The Company understands that the Purchasers disclaim being an underwriter, but acknowledges that a determination by the SEC that a Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

6.2   Transfer of Shares After Registration; Suspension.

(a)   Except in the event that Section 6.2(b) applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchasers copies of any documents filed pursuant to Section 6.2(a)(i); and (iii) upon request, inform each Purchaser who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 6.2(b)(i) when the amendment has become effective).

(b)   Subject to Section 6.2(c), in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Purchasers are advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  Such Suspension Notice shall not contain any material non-public information.  In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchasers.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Purchaser, the Company and the Purchasers shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 6.2(b).

(c)   Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable best efforts to ensure that (i) a Suspension shall not exceed 30 days individually, (ii) Suspensions covering no more than 45 days, in the aggregate, shall occur during any twelve-month period and (iii) each Suspension shall be separated by a period of at least 30 days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Purchaser, on the 30th day following the first day of such Suspension (or the first day of such part), and on each 30th day thereafter, an amount equal to 1% of the Purchase Price paid for the Shares purchased by the Purchaser and not previously sold by the Purchaser with such payments to be prorated on a daily basis during each 30 day period and will be paid to the Purchaser by wire transfer or check within five business days after the end of each 30 day period following.

(d)   If a Suspension is not then in effect, the Purchasers may sell Registrable Securities under the Registration Statement, provided that they comply with any applicable prospectus delivery requirements.  Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to a Purchaser and to any other parties reasonably requiring such Prospectuses.

(e)   The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent may issue, in connection with the sale of the Registrable Securities, certificates representing such Registrable Securities without restrictive legend, provided the Registrable Securities are to be sold pursuant to the prospectus contained in the Registration Statement.  Upon receipt of such opinion, the Company shall cause the transfer agent to confirm that no further opinion of counsel is required at the time of transfer in order to issue such Registrable Securities without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Registrable Securities from the Purchasers, if no Suspension is in effect at the time of sale, and (a) the sale of such Registrable Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act); (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Registrable Securities may be made without registration under the Securities Act; or (c) such Registrable Securities are or may be sold in compliance with Rule 144 under the Securities Act.

6.3   Indemnification.  For the purpose of this Section 6.3:

(a)   the term “Selling Stockholder” shall mean a Purchaser, its general partners, managing members, managers, executive officers and directors and each person, if any, who controls that Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)   the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

(c)   the term “untrue statement” shall mean any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)            The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

(e)            Each Purchaser severally (as to itself), and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by that Purchaser to comply with the covenants and agreements contained in this Section 6 or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Purchaser specifically for use in preparation of the Registration Statement, and that Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  The obligation to indemnify shall be limited to the net amount of the proceeds received by the Purchaser from the sale of the Registrable Securities pursuant to the Registration Statement.

(f)            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(g)            If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the

Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (g), no Purchasers shall be required to contribute any amount in excess of the amount by which the net amount received by that Purchaser from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which that Purchaser has otherwise been required to pay to the Company by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Purchasers’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint.

(h)            The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

(i)            The obligations of the Company and of the Purchasers under this Section 6.3 shall survive completion of any offering of Registrable Securities in such Registration Statement for a period of two years from the completion of such offering.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.4   Termination of Conditions and Obligations.  The conditions precedent imposed by Section 3 or this Section 6 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.  The Company shall request an opinion of counsel promptly upon receipt of a request therefor from Purchaser.

6.5   Information Available.  So long as the Registration Statement is effective covering the resale of Registrable Securities owned by a Purchaser, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to each Purchaser:

(a)   as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)   upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to stockholders; and

(c)   upon the reasonable request of the Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of a Purchaser, will meet with each Purchaser or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Purchasers conducting an investigation for the purpose of reducing or eliminating the Purchasers’ exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with a Purchaser until and unless that Purchaser shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.6   Public Statements; Limitation on Information.  The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within one business day after the date hereof.  Such Current Report on Form 8-K shall include a form of this Agreement (and all exhibits and schedules thereto) as an exhibit thereto.  The Company will not issue any public statement, press release or any other public disclosure listing a Purchaser as one of the purchasers of the Shares, or otherwise naming the Purchaser or its affiliates or investment advisers, without that Purchaser’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.  The Company shall not provide, and shall cause each of its subsidiaries and the respective officers, directors, employees and agents of the Company and each of its subsidiaries not to provide, the Purchasers with any material nonpublic information regarding the Company or any subsidiary from and after the date the Company files, or is required by this Section to file, the Current Report on Form 8-K with the SEC without the prior express written consent of the Purchaser.

6.7   Limits on Additional Issuances.  Without limiting the provisions of Section 5.6, the Company will not, for a period of six months following the Closing Date offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering.  Except for the issuance of equity awards under the Company’s equity compensation plans, the issuance of Common Stock upon exercise of outstanding options and warrants, the issuance of Common Stock purchase warrants, the issuance of Common Stock as part of acquisitions approved by the board of directors of the Company, and the offering contemplated hereby, the Company has not engaged in any offering of equity securities during the six months prior to the date of this Agreement.  The foregoing provisions shall not prevent the Company from filing a “shelf” registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

6.8   Form D and State Securities Filings.  The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Shares, as required under Regulation D under the Securities Act, no later than 15 days after the Closing Date.  The Company will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Shares.

6.9           Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned by a Purchaser to a party that acquires, other than pursuant to the Registration Statement or Rule 144, any of Registrable Securities.

6.10           Selling Stockholder Questionnaire.  Each Purchaser agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit C (a “Selling Holder Questionnaire”).  The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder to any such Purchaser who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three business days prior to the filing of the Registration Statement.

6.11           Short Sales and Confidentiality After the Date Hereof.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the Discussion Time and ending at such time the transactions contemplated by this Agreement are first publicly announced.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced and (iii) no Purchaser shall have any duty of confidentiality to the Company or its subsidiaries with respect to the transactions contemplated by this Agreement after the issuance of the Current Report on Form 8-K as described in Section 6.6.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement.

7.           Miscellaneous.

7.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof, and the federal laws of the United States.

7.2           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers or their affiliates holding Shares that constitute at least a majority of the Shares then held by the Purchasers and their affiliates). Any Purchaser may assign any or all of its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof to the “Purchasers.”

7.3           Entire Agreement.  This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein and in the engagement letter between the Company and the Placement Agent relating to the Offering.

7.4           Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5           Amendment and Waiver.  Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers or their affiliates holding Shares that constitute at least a majority of the Shares then held by the Purchasers and their affiliates; provided that any such amendment or waiver prior to the Closing Date shall require the consent of all Purchasers.  Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Shares purchased under this Agreement, each future holder of all such Shares, and the Company.

7.6           Fees and Expenses.  Except as otherwise set forth herein, the Company and the Purchasers shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.  Each party hereby agrees to indemnify and to hold harmless of and from any liability the other parties for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

7.7           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph: (x) if to the Company, to the address of the Company’s principal office set forth in the first paragraph of this Agreement, Attention: Chief Financial Officer, Facsimile: (281) 754-4185; or (y) if to the Purchaser, at its address or facsimile number on the signature page to this Agreement.

7.8           Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.9           Counterparts.  This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.10           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.11           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement.  Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

7.12           Termination.  This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the fifteenth (15th) day following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 7.12 shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.  Nothing in this Section 7.12 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under this Agreement as a result therefrom.

[The Remainder of this Page is Blank]

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

Vertex Energy, Inc.

By: _______________________________
Name: _____________________________
Title: ______________________________

In witness whereof, the foregoing Common Stock Purchase Agreement is hereby executed as of the date first above written.

______________________________________
Name of Purchaser

By: _________________________
Name: _______________________
Title: ________________________

Investment Amount (# of Shares): __________________________
Investment Amount ($ @ $7.75/Share): _______________________
Tax Identification No.: ___________________________________
Jurisdiction of Organization: _______________________________
State of Principal Place of Operations: ________________________

Address for Notice:
____________________________________________
____________________________________________
____________________________________________
Attention: ____________________________________
Telephone: ___________________________________
Facsimile: ____________________________________

Delivery Instructions (if different from above):
____________________________________________
____________________________________________
____________________________________________
Attention: ____________________________________
Telephone: ___________________________________
Facsimile: ____________________________________

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Common Shares	Aggregate Purchase Price	State of Organization	State of Principal Place of Operations

EXHIBIT B

FORM OF OPINION OF COMPANY COUNSEL

[Capitalized terms shall have the meanings ascribed thereto in the Common Stock Purchase Agreement. Subject to customary qualifications and assumptions.]

1.           The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Each subsidiary of the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

2.           The Company and each subsidiary has all necessary corporate power and authority to (i) execute and deliver, and to perform its obligations under the Agreement and (ii) conduct its business as it is, to our knowledge, currently conducted and described in the Company SEC Documents, and own, lease and license it properties and assets.

3.           The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except where the failure to be so qualified and in good standing would not result in a Material Adverse Effect.

4.           The execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action of the Company.

5.           The Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

6.           Except for filings, authorizations or approvals contemplated by the Agreement, no authorizations or approvals of, and no filings with, any governmental or administrative agency, regulatory authority, stock market or trading facility are necessary or required by the Company for the execution and delivery of the Agreement or the consummation of the transactions contemplated thereby, provided that the Company will be required to file an Increase or Decrease of 5% or More in the Number of Shares Outstanding form with the Nasdaq Capital Market no later than 10 calendar days after the Closing.

7.           Neither the execution and delivery of the Agreement by the Company, nor the consummation or performance by the Company of any of the transactions contemplated by the Agreement (i) contravene, conflict with or result in a violation of any provisions of the Company’s certificate of incorporation or bylaws; (ii) constitute a violation of Applicable Law relevant to the Company; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company which we have knowledge of; or (iv) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party that is included as an exhibit to the Company SEC Documents.

8.           To our knowledge, no person or entity is entitled to any preemptive, right of first refusal, contractual or similar rights with respect to the issuance of the Shares.

9.           The Shares have been duly authorized by all necessary corporate action on the part of the Company and, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement, will be duly and validly issued, fully paid and non-assessable.

10.           Assuming the accuracy of the representations and warranties of each of the Purchasers set forth in Section 3 of the Agreement, the offer, issuance and sale of the Shares at the Closing pursuant to the Agreement are exempt from the registration requirements of the Securities Act and the securities or “blue sky” laws of the states in which the Investors reside.

11.           We have no knowledge of any actions, suits, arbitrations, claims, proceedings or investigations pending or threatened against the Company or any of its subsidiaries or any of their respective operations, businesses, properties or assets by or before any court, arbitrator or government or regulatory commission, board, body, authority or agency that challenges the validity of any actions taken or to be taken by the Company pursuant to the Purchase Agreement or the transaction contemplated thereby.

12.           To our knowledge, except as set forth in the Purchase Agreement, no holders of the Company’s securities have rights to the registration of shares of Common Stock or other securities of the Company because of the filing of the Registration Statement or the Offering, except as set forth in the SEC Documents.

13.           The form of certificate for the Shares conforms to the requirements of the Nevada Revised Statutes, to the extent required thereby.

As used herein, “Applicable Law” means those laws, rules, regulations, orders, judgments, injunctions, decrees or other restrictions of any court or governmental authority of the Covered Law (defined below) that are normally applicable to transactions of the type contemplated by the Agreement (other than any laws, rules, regulations or administrative decisions of any county, town, municipality or special political subdivision (regardless of where and how it has been created or enabled)), subject in all cases to the Qualifications provided herein, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided, however, that such references (including, without limitation, those appearing in paragraph 7 above) do not include any antifraud, environmental, labor, tax, insurance or antitrust, laws, rules or regulations. No opinions are offered or implied as to any matter, and no inference may be drawn, beyond the strict scope of the specific issues expressly addressed by the opinions herein.

The opinions in this letter are solely limited to matters involving, and we express no opinion as to the laws of any jurisdiction other than, (i) applicable laws of the State of Texas, (ii) Section 78 of the Nevada Revised Statutes – ‘Private Corporations’, (iii) the Texas Business Organizations Code, (iv) the Securities Act, (v) [Insert applicable state “blue sky” statutes]; and (vi) certain other specified laws of the United States of America to the extent referred to specifically herein, subject in all cases to the assumptions described in this opinion herein, and the limitations of our opinion set forth above (collectively the “Covered Law”). In connection therewith, we note that the Purchase Agreement provides that it is governed by the laws of the state of New York and we have assumed, for purposes of the opinions expressed with respect to the Purchase Agreement and transactions contemplated therein (including any required consent, approval, authorization or filing), that the laws of the state of New York are identical to the laws of the state of Texas, notwithstanding the express terms of the Purchase Agreement. We express no opinion as to any other laws, rules or regulations.

EXHIBIT C

SELLING STOCKHOLDER QUESTIONNAIRE

Vertex Energy, Inc.

Questionnaire for Selling Stockholder

This questionnaire is necessary to obtain information to be used by Vertex Energy, Inc. (the “Company”) to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock.  Please complete and return this questionnaire to The Loev Law Firm, PC, the Company’s legal counsel, to the attention of David M. Loev, either by mail to 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Attn: David M. Loev, by email to dloev@loevlaw.com, or by fax to (713) 920-9372.  Please return the questionnaire by [Day], [Month Day], 2014 or sooner, if possible.  Call David M. Loev at (713) 524-4110 with questions.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions.  If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please correct your name and/or address if not correct below

Name:  _____________________________________

Address:  ___________________________________

2.
Please state the total number of currently outstanding shares of Company Common Stock that you beneficially own* and the form of ownership and the date that you acquired such stock.  Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options and warrants.  See Question #3).

3.
Please list any outstanding options and warrants to purchase Company Common Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	Please list the number of shares of Common Stock listed under Question #2 above that you wish to include in the Registration Statement.

5.	Please list the number of shares of Common Stock underlying warrants listed under Question #3 above that, upon exercise of such warrants, you wish to include in the Registration Statement.

6.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

7.
If you are an entity, please identify the natural person(s) who exercises sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3.

8.
Please advise whether you are a registered broker-dealer or an affiliate* thereof.  If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

9.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

10.
If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

11.
With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

12.
Please review Appendix B “Plan of Distribution.”  Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock.  By signing below you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 12 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 12.

The undersigned, a Selling Stockholder of the Company, hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement.  The undersigned will notify The Loev Law Firm, PC, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above.  Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated:  ___________ __, 2014

                              ________________________________

By:
Name:
Its:

APPENDIX A
To Exhibit C
CERTAIN TERMS USED IN QUESTIONNAIRE

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise.  A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

APPENDIX B
To Exhibit C
PLAN OF DISTRIBUTION

We are registering for resale by the selling stockholders and certain transferees a total of _________ shares of Common Stock.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock.  We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.  If the shares of Common Stock are sold through broker-dealers or agents, the selling stockholder will be responsible for any compensation to such broker-dealers or agents.

The selling stockholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus.

The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders will sell their shares of Common Stock subject to the following:

•
all of a portion of the shares of Common Stock beneficially owned by the selling stockholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the OTC Bulletin Board Market, any national securities exchange or quotation service on which the shares of our Common Stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

•	each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

•
some or all of the shares of Common Stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions.  The selling stockholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock to close out short positions or loan or pledge shares of Common Stock to broker-dealers or agents that in turn may sell such shares; and

•
in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and may receive commissions from the purchasers of the shares of Common Stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved).  Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of Common Stock from or through such broker-dealer or agent.  We have been advised that, as of the date hereof, none of the selling stockholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock.

The selling stockholder and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling stockholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of Common Stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus.  A selling stockholder may also transfer, devise or gift the shares of Common Stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling stockholder under this prospectus.

If required at the time a particular offering of the shares of Common Stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-deals or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.  There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will bear all expenses of the registration of the shares of Common Stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling stockholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling stockholders, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling stockholder will be entitled to contribution. We will be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT D
Form of Lock-Up Agreement
June 5, 2014

Craig-Hallum Capital Group LLC
222 South Ninth Street, Suite 350
Minneapolis, MN 55402

Dear Sirs or Madams:

As an inducement to Craig-Hallum Capital Group LLC (the “Agent”) to act as placement agent in connection with a private placement (the “Offering”) of common stock (the “Common Stock”) of Vertex Energy, Inc., a Nevada corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Agent during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of the Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive the Common Stock (including, without limitation, the Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or clause (2) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise.  The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such Securities.

In addition, the undersigned agrees that, without the prior written consent of the Agent, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any of the Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock.

The initial Lock-Up Period will commence on the date of this Agreement and continue to and include the date that is 60 days after the date on which the resale registration statement registering the securities sold in the Offering becomes effective.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Agent to be bound by the terms of this Lock-Up Agreement and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of the Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Agent that it does not intend to proceed with the Offering, (ii) the purchase agreement for the Offering does not become effective, or if the purchase agreement for the Offering (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by June 30, 2014.

The undersigned understands that the Agent is proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,
_______________________________________ Printed Name of Holder
By: _____________________________________ Signature
________________________________ Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)